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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)    March 4, 2003
                                                   ----------------------------


                  Structured Asset Securities Corporation II
                  ------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)




            Delaware               333-100864           82-0569805
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 (State or Other Jurisdiction      (Commission        (IRS Employer
         of Incorporation)        File Number)     Identification No.)

       745 Seventh Avenue
        New York, New York                                10019
-------------------------------------------------------------------------------
      (Address of Principal                        (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code   (212) 526-7000
                                                     --------------------------


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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   Item 5. Other Events.
   ------  ------------

      It is expected that on or about March 20, 2003, a single series of certificates, expected to be titled LB-UBS Commercial Mortgage Trust 2003-C1, Commercial Mortgage Pass-Through Certificates, Series 2003-C1 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among Structured Asset Securities Corporation II (the "Registrant") and a master servicer, a special servicer, a trustee and a fiscal agent. It is expected that certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-100864) and sold to Lehman Brothers Inc. and UBS Warburg LLC, pursuant to an underwriting agreement between the Registrant and the Underwriters.

      In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that one or more prospective investors have been furnished with certain materials listed as Exhibit 99.1, that constitute "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

   Item 7. Financial Statements and Exhibits.
   ------  ---------------------------------
   (a) Financial statements of businesses acquired:

   Not applicable.

   (b) Pro forma financial information:
       -------------------------------

   Not applicable.

   (c) Exhibits:
       --------

   Exhibit No. Description


   99.1 Certain materials constituting Computational Materials and/or ABS Term Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: March 6, 2003


                                            STRUCTURED ASSET SECURITIES
                                            CORPORATION II


                                            By: /s/ Precilla G. Torres
                                                ------------------------------
                                                Name:  Precilla G. Torres
                                                Title: Senior Vice President




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                                  EXHIBIT INDEX

Exhibit No.
-----------

99.1 Certain materials constituting Computational Materials and/or ABS Term Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.